Exhibit 99.4

Fourth Quarter 2011 Financial Results Supplement March 9, 2012

2 Table of contents

3 Quarterly net income (loss) and comprehensive income (loss) Line 2: Provision for credit losses decreased in 4Q 2011 driven by a smaller increase in loss severity relative to 3Q 2011. Loss severity for 4Q 2011 reflects the impact of continued deterioration in the financial condition of mortgage insurers, partially offset by the improvement in observed disposition values on single-family REO properties. Line 4: Derivative losses decreased in 4Q 2011 reflecting lower fair value losses on the net pay-fixed swap portfolio, partially offset by lower fair value gains on the net call swaption portfolio as long-term interest rates decreased less during 4Q 2011 than during 3Q 2011. Line 5: Net impairment of available-for-sale (AFS) securities increased in 4Q 2011 mostly due to higher expected losses on the company's subprime securities. Line 15: The increase in total other comprehensive income reflects lower fair value losses on non-agency AFS securities as spreads on non-agency commercial mortgage-backed securities (CMBS) tightened in 4Q 2011, partially offset by lower fair value gains on the company's agency and non-agency AFS securities due to a smaller decline in long-term interest rates during 4Q 2011. 1 Beginning in 1Q 2011, the company reclassified certain expenses from Other expenses (Line 10) to Professional services, which is included in Total administrative expenses (Line 8). Prior period amounts have been reclassified to conform to the current period presentation.

4 Full-year net loss and comprehensive income (loss) Line 1: Net interest income increased in 2011 reflecting lower funding costs, partially offset by a decline in the average balance of higher-yielding mortgage-related assets due to continued liquidations and limited purchase activity. Line 2: Provision for credit losses decreased in 2011 reflecting a decline in the rate at which single-family loans transitioned into serious delinquency or were modified, partially offset by lower expectations for mortgage insurance recoveries as a result of the continued deterioration in the financial condition of mortgage insurers in 2011. Line 4: Derivative losses increased in 2011 reflecting higher fair value losses on the net pay-fixed swap portfolio, partially offset by higher fair value gains on the net call swaption portfolio as long-term interest rates declined more during 2011 than during 2010. Line 5: Net impairment of AFS securities decreased in 2011 primarily due to declining interest rates which improved the expected benefit of security credit enhancements, partially offset by the negative impact of declines in forecasted home prices. Line 15: Total other comprehensive income decreased in 2011 reflecting the adverse impact on non-agency AFS securities of widening mortgage spreads during 2011. 1 Beginning in 1Q 2011, the company reclassified certain expenses from Other expenses (Line 10) to Professional services, which is included in Total administrative expenses (Line 8). Prior period amounts have been reclassified to conform to the current period presentation.

5 Total comprehensive income (loss) 1 1 Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives accounted for as cash flow hedge relationships and (c) defined benefit plans. A B C = A + B

6 Treasury draw requests and dividend payments 1 Includes the initial liquidation preference of Freddie Mac's senior preferred stock of $1.0 billion. 2 Consists of requested Treasury draws of $44.6 billion for 2008 and the initial liquidation preference of Freddie Mac's senior preferred stock of $1.0 billion. 3 Quarterly amounts represent the draw requested based on Freddie Mac's net worth deficit for the quarters presented. Annual amounts represent the total draws requested based on Freddie Mac's quarterly net deficits for the periods presented. Commencing in 2Q 2011, the draw request represents the company's net worth deficit at quarter end rounded up to the nearest $1 million. Prior to 2Q 2011, draw requests were rounded up to the nearest $100 million. Draw requests are funded in the subsequent quarter (e.g., FHFA will request funding of the $146 million draw request for 4Q 2011 by March 31, 2012). 4 Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Treasury is entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock. $ Billions 2 4 3 Draw Request from Treasury Dividend Payment to Treasury

7 Total equity (deficit) and Senior Preferred Stock activity 1 Commencing in 2Q 2011, the draw request represents the company's net worth deficit at quarter end rounded up to the nearest $1 million. Prior to 2Q 2011, draw requests were rounded up to the nearest $100 million.

8 Total other comprehensive income1 1 Total other comprehensive income for the quarter represents the change in Total AOCI, net of taxes on the company's consolidated balance sheets. 2 At December 31, 2010, September 30, 2011 and December 31, 2011, all available-for-sale securities were mortgage-related securities.

9 Loan loss reserves 1 1 3 1 Consists of allowance for loan losses and the reserve for guarantee losses. 2 Includes amounts related to certain loans purchased under financial guarantees and reflected within other expenses on the company's consolidated statements of income and comprehensive income. 3 Total mortgage portfolio, excluding non-Freddie Mac securities. 2

10 Real estate owned1 Property Inventory 2011 Activity Geographic Distribution2 Based on Property Inventory Historical Trend Ending Property Inventory 1 Includes single-family and multifamily REO. Multifamily ending property inventory was 14 properties as of December 31, 2010 and 20 properties as of December 31, 2011. 2 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY). ((Number of Properties) ((Number of Properties) The pace of REO acquisitions remained slow in 2011 due to continued delays in the foreclosure process for single-family mortgages. We expect the pace of our REO acquisitions will continue to be affected by delays in the foreclosure process in 2012, but the volume will likely remain elevated due to the company's large inventory of seriously delinquent loans that will likely complete the foreclosure process and transition to REO during 2012. REO dispositions reached record levels in 2011, with approximately 110,000 homes sold, more than two-thirds of which were sold to owner occupants, or buyers who intend to live in the home. Excluding any post-foreclosure period during which borrowers may reclaim a foreclosed property, the average holding period for the company's REO dispositions was 197 days for 2011 compared to 155 days for 2010. As of 12/31/11

Single-family loan workouts


90,000
60,000
30,000
0
Number of Loans
63,209
62,641
53,777
48,258
43,598
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
300,000
250,000
200,000
150,000
100,000
50,000
0
Number of Loans
132,616
275,256
208,274
2009
2010
2011
Loan modifications1
Repayment plans2
Forbearance agreements3
Short sales and deed-in-lieu of foreclosure transactions4
Home Retention Actions
Foreclosure Alternatives

1 **Loan modifications** involve changing the terms of the loan or adding outstanding indebtedness, such as delinquent interest, to the unpaid principal balance of the loan or a combination of both. Represents the number of modifications completed during the periods shown. Includes completed loan modifications under HAMP and under the company's other modification programs; however, the number of HAMP completions may differ from that reported by the MHA Program administrator in part due to differences in the timing of recognizing the completions by the company and the MHA Program administrator.

2 **Repayment plans** are agreements with the borrower that give the borrower a defined period of time to reinstate the mortgage by paying regular payments plus an additional agreed upon amount in repayment of the past due amount. Represents the number of borrowers that completed (made their last additional repayment amount) plans during the period and excludes those actively repaying.

3 **Forbearance agreements** are agreements between the servicer and the borrower where reduced payments or no payments are required during a defined period. Many borrowers complete a short-term forbearance agreement before another loan workout is pursued or completed. The company only reports forbearance activity for a single loan once during each quarterly period; however, a single loan may be included under separate forbearance agreements in separate periods. Excludes loans with long-term forbearance under a completed loan modification.

4 **Short sales** are sales of mortgaged properties in which the homeowner sells the home at market value and the lender accepts proceeds (sometimes together with an additional payment or promissory note from the borrower) that are less than the outstanding mortgage indebtedness in full satisfaction of the loan. **Deed-in-lieu of foreclosure transactions** are an alternative to foreclosure in which the borrower voluntarily conveys title to the property to the lender and the lender accepts such title (sometimes together with an additional payment by the borrower) in full satisfaction of the mortgage indebtedness.

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12 Single-family loan modifications 1 Includes completed loan modifications under HAMP and under the company's other modification programs. Excludes those loan modification activities for which the borrower has started the required process, but the modification has not been made permanent or effective, such as loans in the trial period under HAMP or under the standard modification initiative. 2 Principal forbearance is a change to a loan's terms to designate a portion of the principal as non-interest bearing. 37k Single-family Loan Modifications (HAMP and non-HAMP) 1 35k 31k No change in terms Term extension Reduction of contractual interest rate, and in certain cases, term extension Rate reduction, term extension and principal forbearance 24k 19k 2 65k 170k 109k

13 Reperformance Rates of Single-family Loan Modifications (HAMP and non-HAMP) 1 Reperformance rates Of the loans modified in 4Q 2009, 71% were current or less than 3 months past due 24 to 26 months post modification. Of the loans modified in 3Q 2011, 94% were current or less than 3 months past due 3 to 5 months post modification. 1 Represents the percentage of loans that are current or less than three monthly payments past due as well as those paid-in-full or repurchased. Excludes loans in modification trial periods. 2 Loan modifications are recognized as completed in the quarterly period in which the servicer has reported the modification as effective and the agreement has been accepted by Freddie Mac, which in certain cases may be delayed by a backlog in servicer processing of modifications. In 2Q 2011, Freddie Mac revised the calculation of reperformance rates to better account for remodified loans, or those where a borrower has received a second modification. The revised calculation reflects the status of each modification separately. In the case of a remodified loan where the borrower is performing, the previous modification would be presented as being in default in the applicable period.

14 The UPB of outstanding repurchase requests issued to our single-family seller/servicers based on breaches of representations and warranties declined from $3.8 billion as of December 31, 2010 to $2.7 billion as of December 31, 2011.1 1 The amount the company expects to collect on outstanding requests is significantly less than the unpaid principal balance (UPB) amount of the loans subject to repurchase requests primarily because many of these requests are likely to be satisfied by reimbursement of the company's realized credit losses by seller/servicers, or rescinded in the course of the contractual appeals process. Based on historical loss experience and the fact that many of these loans are covered by credit enhancements, Freddie Mac expects the actual credit losses experienced by the company should it fail to collect on these repurchase requests to also be less than the UPB of the loans. 2 Repurchase requests outstanding more than four months include repurchase requests for which appeals were pending. 3 Approximately $1.2 billion of the total amount of repurchase requests outstanding at December 31, 2011 were issued due to mortgage insurance rescission or mortgage insurance claim denial. The company's actual credit losses could increase should the mortgage insurance coverage not be reinstated and the company fail to collect on these repurchase requests. 4 Requests collected include payments received upon fulfillment of the repurchase request, reimbursement of losses for requests associated with foreclosed mortgage loans, negotiated settlements, and other alternative remedies. 5 During 2011, $5.7 billion of UPB of loans associated with repurchase requests were cancelled, primarily as a result of the servicer providing missing documentation or a successful appeal of the request. In addition, repurchases cancelled includes $0.1 billion of other items that affect the UPB of the loan while the repurchase request is outstanding, such as a change in UPB due to payments made on the loan, as well as requests deemed uncollectible due to counterparty failures. Repurchase requests Trend in Repurchase Requests Outstanding 2011 Repurchase Request Activity 4 3 $ Billions 2 5

15 Administrative expenses and efficiency1,2 1 Administrative expenses, expressed as a percentage of the average total mortgage portfolio. Basis points for the quarters are calculated on an annualized basis. 2 Beginning in 1Q 2011, the company reclassified certain expenses from Other expenses to Professional services, which is included in Administrative expenses. Prior period amounts have been reclassified to conform to the current period presentation.

16 Purchase Agreement portfolio limits Indebtedness 1,3 ($ Billions) Mortgage Assets 1,2 ($ Billions) 1 The company's Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs). See the company's Annual Report on Form 10-K for the year ended December 31, 2011 for more information. 2 Represents the unpaid principal balance (UPB) of the company's mortgage-related investments portfolio. The company discloses its mortgage assets on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC). 3 Represents the par value of the company's unsecured short-term and long-term debt securities issued to third parties to fund its business activities. The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC. Indebtedness limit Total debt outstanding Mortgage-related investments portfolio ending balance Mortgage-related investments portfolio limit

17 Credit Supplement

18 National home prices have experienced a cumulative decline of 27% since June 20061, 2 1 National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indexes where the value weights are based on Freddie Mac's single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter. Seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Cumulative decline of 27% calculated as the percent change from June 2006 to December 2011. 2 Historical quarterly growth rates change as new data becomes available. Values for the most recent periods typically see the largest revisions. Source: Freddie Mac. 4Q11

-17% 0% ^ 0% -14 to 1% ^ -27% -26 to -15% -11% -50% -46% -17% CT -22% DC 0% -20% -46% -36% -19% -3% -32% -28% -9% -5% -7% -4% -28% -14% -38% -27% -17% -10% -13% -14% 17% -7% -23% -23% -17% -61% -16% -20% 0% -27% -11% RI -29% -15% 0% -12% 0% -20% -24% -5% -27% -19% -5% -2% Home price performance by state June 2006 to December 20111 United States -27% 19 -20% 1 The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac's single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. Source: Freddie Mac.

20 1 Source: National Delinquency Survey from the Mortgage Bankers Association. Categories represent first lien single-family loans. 2 See "MD&A - RISK MANAGEMENT - Credit Risk - Mortgage Credit Risk - Single-Family Mortgage Credit Risk - Credit Performance - Delinquencies" in Freddie Mac's Form 10-K for the year ended December 31, 2011, for information about the company's reported delinquency rates. 1 1 1 24.35% 7.73% 5.32% 3.58% Single-family Serious Delinquency Rates Mortgage market and Freddie Mac serious delinquency rates 2

Single-family refinance activity


Number of Loans in Thousands
2,000
1,600
1,200
800
400
0
1,758
1,471
1,183
2009
2010
2011
$ Volume in Billions
400
350
300
250
200
150
100
50
0
$379
$303
$247
2009
2010
2011
Non-Relief Refinance[1]
Relief Refinance – LTV ≤ 80%[2]
Relief Refinance – LTV > 80% to 105%[2]
Relief Refinance – LTV > 105%[2]

[1] Excludes loans associated with other guarantee commitments and Other Guarantee Transactions.

[2] The Relief Refinance Mortgage℠ initiative is Freddie Mac's implementation of the Home Affordable Refinance Program (HARP). Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place. HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac's program also allows borrowers with LTV ratios at or below 80% to participate. Beginning December 2011, HARP was expanded to allow eligible borrowers who have mortgages with current LTV ratios above 125% to refinance under the program.

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22 Credit quality of single-family credit guarantee portfolio purchases1 Weighted Average Original LTV Ratio 2 of Single-family Mortgage Loans Purchased Weighted Average Credit Score3 of Single-family Mortgage Loans Purchased 1 Beginning in 2009, purchases exclude mortgage loans acquired under the Freddie Mac Relief Refinance MortgageSM initiative. Relief refinance mortgages with LTV ratios above 80% represented approximately 4%, 12% and 12% of purchases in the single-family credit guarantee portfolio in 2009, 2010 and 2011, respectively. 2 Original LTV ratios are calculated as the amount of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at time of mortgage origination or the mortgage borrower's purchase price. Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation because we generally do not receive data about them. The existence of a second lien mortgage reduces the borrower's equity in the home and, therefore, can increase the risk of default. 3 Credit score data are based on FICO scores at the time of origination and may not be indicative of the borrowers' creditworthiness at December 31, 2011. FICO scores can range between approximately 300 to 850 points.

23 Single-family credit statistics 1 Calculated as the amount of single-family credit losses divided by the sum of the average carrying value of the single-family credit guarantee portfolio and the average balance of the single-family HFA initiative guarantees. 2 Consists of the unpaid principal balance of the single-family credit guarantee portfolio and the net carrying value of single-family REO balances shown on line 10. 3 On July 1, 2011, the company adopted an amendment to the accounting guidance for receivables, which clarifies when a restructuring such as a loan modification is considered a TDR. As a result of this amendment, the population of loans the company accounts for and discloses as TDRs significantly increased in the third quarter of 2011 due to the inclusion of loans that were not previously considered TDRs, including those that were newly classified as TDRs due to workout activities that occurred during the first half of 2011.

24 Single-family 4Q 2011 credit losses and REO by region and state 1 Based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. 2 UPB amounts exclude Other Guarantee Transactions with ending balances of $645 million since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available. 3 Based on the UPB of loans at the time of REO acquisition. 4 Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations expense. 5 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).

25 Single-family credit guarantee portfolio characteristics1 1 Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. Approximately $2 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available. 2 For a description of Alt-A, see the "Glossary" in the company's Annual Report on Form 10-K for the year ended December 31, 2011. 3 Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans. 4 Represents the FICO score of the borrower at loan origination. The company estimates that approximately $10 billion of loans within the portfolio are missing origination FICO scores and as such are excluded. 5 Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of December 31, 2011, rather than all loans originally guaranteed by the company and originated in the respective year. Each Book Year category represents the percentage of loans referenced in line 1 of the same vertical column. 6 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure. Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.

26 Single-family credit profile by book year and product feature1 1 Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. Approximately $2 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available. 2 Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of December 31, 2011, rather than all loans originally guaranteed by the company and originated in the respective year. 3 Represents the average of the borrowers' FICO scores at origination. The company estimates that approximately $10 billion of loans within the portfolio are missing FICO scores and as such are excluded. 4 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.

27 Single-family cumulative foreclosure transfer and short sale rates1 by book year 1 Rates are calculated for each year of origination as the number of loans that have proceeded to foreclosure transfer or short sale and resulted in a credit loss, excluding any subsequent recoveries, divided by the number of loans in the company's single-family credit guarantee portfolio. Includes Other Guarantee Transactions where loan characteristics data is available. 2007 2006 2005 2004 2000 2001 2002 2003 2008 2009 2010 2011

28 Multifamily mortgage portfolio by attribute1 1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio. 2 Beginning in 2Q 2011, Freddie Mac excludes non-consolidated mortgage-related securities for which the company does not provide its guarantee. The prior period has been revised to conform to the current period presentation. 3 Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure. 4 Based on either: (a) the year of acquisition, for loans recorded on the company's consolidated balance sheets; or (b) the year that the company issued its guarantee, for the remaining loans in its multifamily mortgage portfolio. 5 Presents the six states with the highest geographic concentration by UPB at December 31, 2011.

29 Multifamily mortgage portfolio by attribute, continued1 1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio. 2 Beginning in 2Q 2011, Freddie Mac excludes non-consolidated mortgage-related securities for which the company does not provide its guarantee. The prior period has been revised to conform to the current period presentation. 3 Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure. 4 DSCR - Debt Service Coverage Ratio - is an indicator of future credit performance for multifamily loans. DSCR estimates a multifamily borrower's ability to service its mortgage obligation using the secured property's cash flow, after deducting non-mortgage expenses from income. The higher the DSCR, the more likely a multifamily borrower will be able to continue servicing its mortgage obligation.

30 Safe Harbor Statements Freddie Mac obligations Freddie Mac's securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company's current expectations and objectives for its efforts under the MHA Program, the servicing alignment initiative and other programs to assist the U.S. residential mortgage market, future business plans, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments, implementation of new accounting guidance, credit losses, internal control remediation efforts, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company's control. Management's expectations for the company's future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage-to-debt option-adjusted spread, credit outlook, actions by FHFA, Treasury, the Federal Reserve, SEC, HUD, the Obama Administration and Congress, and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company's Annual Report on Form 10-K for the year ended December 31, 2011, which is available on the Investor Relations page of the company's Web site at www.FreddieMac.com/investors and the SEC's Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.